UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6304

Name of Fund:  Merrill Lynch Short Term U.S. Government Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Short Term U.S. Government Fund, Inc., 800 Scudders
Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/04

Date of reporting period: 06/01/03 - 11/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Short Term U.S. Government
Fund, Inc.


Semi-Annual Report
November 30, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.




Merrill Lynch Short Term U.S. Government Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Merrill Lynch Short Term U.S. Government Fund, Inc.



Officers and Directors


Terry K. Glenn, President and Director
James. H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Theodore J. Magnani, Vice President
Frank Viola, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary



Custodian
Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003



A Letter From the President


Dear Shareholder

As 2003 closes, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw all-out war begin and end in Iraq, equity market uncertainty turned to strength and sub par gross domestic product growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter. Amid the good news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

Earlier in the year, the Federal Reserve Board continued its accommodative monetary policy, lowering the Federal Funds rate in June to 1%, its lowest level since 1958. With this move, long-term interest rates continued to be volatile, as investors began to anticipate the impact of future Federal Reserve Board policy and economic revitalization. As of the end of November 2003, the ten-year Treasury bond was yielding 4.34%. This compared to a yield of 3.37% six months earlier and 4.22% one year ago.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003



A Discussion With Your Fund's Portfolio Managers


In a period characterized by volatile long-term interest rates and questions over the timing of a short-term rate increase, we continued shortening portfolio duration ahead of the eventual rise in short-term interest rates.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2003, the Fund's Class A1, Class B1, Class C1 and Class I total returns were -.34%, -.50%, -.50% and -.29%, respectively. (On September 29, 2003, new pricing went into effect and new share classes were introduced. Fund results shown do not reflect sales charges and would be lower if sales charges were included. A full description of the new share classes and complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Fund's unmanaged benchmark, the Citigroup 1 - 3 Year Treasury Index, returned +.14% and the Lipper Short U.S. Government Funds category posted an average return of -.23%. (Funds in this Lipper category invest primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with dollar-weighted average maturities of less than three years.)

The period was characterized by a volatile interest rate environment, in which yields on ten-year Treasury bonds ranged between 3.10% and 4.60%. Interest rates at the end of the period were higher, but had fallen to 40-year lows in June 2003 when ten-year U.S. Treasury yields reached 3.10%. This prompted mortgage rates to fall to levels not seen in several decades. The record-low mortgage rates triggered a massive refinancing environment that far exceeded the markets' expectations as well as our own. That resulted in an unusually large number of mortgages being paid off early, which had a dramatic impact on mortgage debt securities.

The Fund's underperformance of its benchmark is attributed to two factors. First, we held nearly 50% of portfolio assets in mortgage-backed securities (MBS). MBS have desirable yield characteristics, typically 2% or more above U.S. Treasury securities with similar average maturities. However, they underperformed U.S. Treasury and U.S. government agency securities on a price basis during the period. MBS prices lagged because prepayments result in principal being returned at par sooner than expected, which causes the average duration of an MBS to shorten. As interest rates go down, bond prices go up. However, because of the shorter average duration of MBS, their prices did not rise as significantly as the prices of U.S. Treasury or U.S. government agency securities.

The second reason for the Fund's underperformance during the period was a shorter average duration. (Duration is a measure of a security's price sensitivity relative to changes in interest rates.) We shortened the portfolio's overall duration relative to its benchmark largely in response to the sustained strong investment performance of both the U.S. equity and corporate bond markets, as well as the continuing improvement in the U.S. economy. Strong performance of these market indicators usually provides warning of an escalation in inflationary pressures. As such, we positioned the Fund defensively and shortened duration in expectation that the Federal Reserve Board could raise short-term interest rates sooner than forecasted in order to stave off inflation. However, the Federal Reserve Board signaled that it viewed deflationary pressures as being greater than inflationary pressures and announced its intentions to keep monetary policy on hold and interest rates low for "a considerable period."


What changes were made to the portfolio during the period?

We made four important changes to the portfolio during the period. First, we reduced our holdings of MBS pass-through securities. We started the period with 50% of portfolio assets in MBS, and reduced that exposure to 37% by the end of the period. In doing so, we reduced our MBS positions that were higher-couponed and more sensitive to prepayments. We replaced them with short-duration, par-priced MBS, such as balloon mortgages and hybrid adjustable rate mortgages, which have a lower prepayment impact on the portfolio.

Second, we increased the Fund's U.S. Treasury and agency holdings from 23% of portfolio assets to 33%. This was designed to improve "convexity," which is a measure of a portfolio's change in duration given a change in interest rates. MBS have "negative convexity," meaning their durations tend to shorten as interest rates decline and lengthen as interest rates rise. Consequently, MBS prices typically lag U.S. Treasury and U.S. government agency prices as interest rates decline or rise sharply. This is known as "convexity risk" and is the primary reason MBS offer yields significantly higher than U.S. Treasury and agency securities. Given the volatile interest rate environment, we sought to reduce the portfolio's convexity risk. Furthermore, our U.S. Treasury and agency positions were able to benefit from rolling down a historically steep U.S. Treasury yield curve.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003



The third change we made to the portfolio during the period was to increase the Fund's holdings of floating rate securities from 12% of portfolio assets to 17%. Our floating rate positions consist of U.S. government agency and AAA-rated securities. They include adjustable-rate mortgage securities, commercial mortgage-backed securities (CMBS), which are usually prepayment protected, and asset-backed securities (ABS), which are collateralized by debt receivables such as credit cards and auto loans. We increased our holdings in floating rate securities to limit the Fund's net asset value sensitivity from a possible rise in short-term interest rates.

Finally, we sold five-year Treasury futures contracts to partially hedge the portfolio's duration in a volatile interest rate environment. The impetus behind this strategy was to stabilize overall portfolio duration by offsetting the duration extension of our MBS holdings as long-term interest rates rose during the period.


How was the portfolio positioned at the close of the period?

As of November 30, 2003, the Fund had what we would describe as a balanced position. The portfolio held 37% in MBS, 33% in U.S.
Treasury and agency securities, and 25% in floating rate and structured securities.

We expect Treasury yields will remain somewhat range-bound into the early part of 2004, with ten-year U.S. Treasury yields likely ranging between 4% and 4.50%, although it is possible that rates could break through the upper end of this range. We also expect the U.S. Treasury yield curve to remain steep by historical measures, given the Federal Reserve Board's stated position that it will keep monetary policy unchanged for a considerable period. Thus, interest rates should remain anchored at the short end of the curve.

We are targeting a 35% - 40% allocation in MBS, which is down from our typical weighting of 50% - 55%. We believe mortgages should perform well in a range-bound interest rate environment, largely because of their significant yield advantages over U.S. Treasury and U.S. government agency securities. In addition, refinancing risk has diminished, allowing MBS prepayments to become more predictable. However, MBS yield spreads are currently on the tighter side of their historical norms and, in our estimation, do not offer enough compensation should interest rate volatility increase. With that, we are underweighting our position in MBS.

We continue to target a 30% - 35% Treasury and agency position, slightly more than our normal allocation of 25% - 30%. Based on our outlook for a continued steep yield curve, Treasury and agency issues add incremental return to the portfolio due to their rolling down the yield curve. Finally, we are targeting 25% - 30% in floating rate and structured securities. Floating rate securities help insulate the Fund from a flattening of the yield curve or a general rise in short-term interest rates. Our position in structured securities includes ABS, CMBS and collateralized mortgage obligations. These securities offer enhanced yield characteristics versus Treasuries while offering incremental return from rolling down the yield curve.

As always, we remain watchful for an increase in interest rates and its unwelcome effects on the Fund's net asset value. If the Federal Reserve Board signals its intentions to raise interest rates, we would become even more defensively structured. This includes increasing our floating rate position and utilizing futures contracts to shorten portfolio duration even further.


Theodore J. Magnani
Vice President and Co-Portfolio Manager


Frank Viola
Vice President and Co-Portfolio Manager


December 18, 2003



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003



Performance Data


About Fund Performance


On September 29, 2003 new pricing went into effect. This price change introduces new Class A, Class B and Class C Shares. The existing Class A, Class B and Class C Shares were relabeled Class A1, Class B1 and Class C1 and are only available to current shareholders. There was no change to Class I Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives, except as noted:

* Class A Shares incur a maximum initial sales charge of 3.50% and an account maintenance fee of 0.25% (but no distribution fee).

* Class A1 Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class B1 Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. In addition, Class B Shares are subject to a distribution fee of 0.30% and an account maintenance fee of 0.10%. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class C1 Shares are subject to a distribution fee of 0.30% and an account maintenance fee of 0.10%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. A lower maximum sales charge was in effect prior to 10/21/94, thus actual returns for the periods since inception would have been higher.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003



Performance Data (continued)


Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A1 Shares*

One Year Ended 11/30/03                  +1.28%           +0.26%
Five Years Ended 11/30/03                +4.79            +4.58
Ten Years Ended 11/30/03                 +4.96            +4.85

*Maximum sales charge is 1%.

**Assuming maximum sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class B1 Shares*

One Year Ended 11/30/03                  +1.07%           +0.09%
Five Years Ended 11/30/03                +4.37            +4.37
Ten Years Ended 11/30/03                 +4.48            +4.48

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

**Assuming payment of applicable contingent deferred sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class C1 Shares*

One Year Ended 11/30/03                  +1.08%           +0.10%
Five Years Ended 11/30/03                +4.38            +4.38
Inception (10/21/94) through
11/30/03                                 +4.84            +4.84

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 11/30/03                  +1.38%           +0.37%
Five Years Ended 11/30/03                +4.96            +4.75
Inception (10/21/94) through
11/30/03                                 +5.58            +5.46

*Maximum sales charge is 1%.

**Assuming maximum sales charge.




Aggregate Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

Inception (9/29/03) through
11/30/03                                 -0.14%           -3.63%

*Maximum sales charge is 3.50%.

**Assuming maximum sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class B Shares*

Inception (9/29/03) through
11/30/03                                 -0.08%           -4.06%

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class C Shares*

Inception (9/29/03) through
11/30/03                                 -0.12%           -1.12%

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003



Performance Data (concluded)

Recent Performance Results

                                                                                                Ten-Year/
                                                               6-Month          12-Month     Since Inception
As of November 30, 2003                                      Total Return     Total Return     Total Return
ML Short Term U.S. Government Fund, Inc. Class A Shares*          --               --             - 0.14%
ML Short Term U.S. Government Fund, Inc. Class A1 Shares*        -0.34%           +1.28%          +62.20
ML Short Term U.S. Government Fund, Inc. Class B Shares*          --               --             - 0.08
ML Short Term U.S. Government Fund, Inc. Class B1 Shares*        -0.50            +1.07           +55.06
ML Short Term U.S. Government Fund, Inc. Class C Shares*          --               --             - 0.12
ML Short Term U.S. Government Fund, Inc. Class C1 Shares*        -0.50            +1.08           +53.79
ML Short Term U.S. Government Fund, Inc. Class I Shares*         -0.29            +1.38           +63.94
Citigroup 1-3 Year Treasury Index**                              +0.14            +2.29    +73.05/+71.09/-0.23

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.The
Fund's ten-year/since inception periods are for ten years for Class
A1 & Class B1 Shares, from 10/21/94 for Class C1 & Class I Shares and from 9/29/03 for Class A, Class B & Class C Shares.

**This unmanaged Index consists of all U.S. Treasury securities with a remaining average life of at least one year but less than three years. Ten-year/since inception total returns are for ten years, from 10/21/94 and from 9/29/03, respectively.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003


Schedule of Investments
                                                                                                    Value        Percent of
                              Face Amount    Issue                                            (in U.S. Dollars)  Net Assets
         Adjustable Rate                     Fannie Mae:
         Obligations***       $ 1,933,459       3.286% due 12/01/2018                               $    1,987,953     0.5%
                                  581,668       3.591% due 12/01/2021                                      600,600     0.1
                                  599,775       6% due 12/01/2021                                          620,528     0.1
                                7,273,702       4.753% due 9/01/2032                                     7,356,349     1.7
                                2,587,354       2002-W12 AF 1, 1.219% due 2/25/2033                      2,587,644     0.6
                               10,869,875       2.601% due 7/01/2033                                    11,056,944     2.5
                               10,000,000       2003-W16 AF1, 1.209% due 11/25/2033                      9,984,375     2.3
                               10,000,000    Federal Home Loan Bank, 1.42% due 10/01/2009                9,985,000     2.3
                                             Freddie Mac:
                                  502,987       7.761% due 5/01/2015                                       526,118     0.1
                                  269,994       2.626% due 1/01/2016                                       271,305     0.1
                                1,540,781       3.449% due 1/01/2019                                     1,575,336     0.4
                                  976,932       3.654% due 9/01/2019                                     1,006,648     0.2
                                  625,789       2.78% due 3/01/2020                                        632,994     0.1
                                4,795,725       3.479% due 6/01/2020                                     4,935,025     1.1
                                   55,330       4.89% due 8/01/2020                                         56,265     0.0
                                  829,116       3.504% due 10/01/2023                                      855,459     0.2
                                  867,529       3.873% due 8/01/2031                                       883,048     0.2
                                6,698,573    GMACC 2003-FL1A A, 1.47% due 3/11/2015 (d)                  6,698,573     1.5
                                1,796,901    Lehman Brothers Floating Rate Commercial,
                                             2002-LLFA-A, 1.41% due 6/14/2017                            1,796,815     0.4
                                8,000,000    MBNA Master Credit Card Trust-2001-A-A,
                                             1.27% due 7/15/2008**                                       8,021,109     1.8
                                4,317,648    Morgan Stanley Dean Witter Capital I, 2002-XLF-A,
                                             1.42% due 8/05/2014                                         4,317,648     1.0

                                             Total Investments in Adjustable Rate
                                             Obligations (Cost--$75,964,166)                            75,755,736    17.2

         Collateralized                      Fannie Mae, REMIC (a):
         Mortgage               1,905,061       2001-60JZ, 6% due 3/25/2031                              1,959,691     0.4
         Obligations*           6,103,526       2003-16 JB, 5% due 3/25/2018                             6,077,335     1.4
                                5,000,000    Freddie Mac, REMIC, 2677 HB, 4% due 3/15/2014 (a)           4,927,235     1.1
                                   71,104    Prudential Home Mortgage Securities, 1994-3-A10,
                                             6.50% due 2/25/2024                                            71,066     0.0
                                             Washington Mutual:
                                2,548,032       2002-AR19-A8, 4.56% due 2/25/2033                        2,564,029     0.6
                                6,587,500       2003-AR7-A3, 2.591% due 8/25/2033                        6,545,080     1.5

                                             Total Investments in Collateralized
                                             Mortgage Obligations
                                             (Cost--$22,234,847)                                        22,144,436     5.0

         Fixed Rate             1,450,212    Daimler Chrysler Auto Trust, 2001-B-A3, 4.85%
         Asset-Backed                        due 6/06/2005                                               1,457,642     0.3
         Obligations**          5,000,000    GMACM 2003-HE2 A2, 3.14% due 6/25/2025                      5,027,351     1.2

                                             Total Investments in Fixed Rate
                                             Asset-Backed Obligations
                                             (Cost--$6,449,319)                                          6,484,993     1.5


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003


Schedule of Investments (continued)
                                                                                                    Value        Percent of
                              Face Amount    Issue                                            (in U.S. Dollars)  Net Assets
         Fixed Rate           $ 5,000,000    CS First Boston Mortgage Securities Corporation,
         Mortgage-Backed                     2001-CF2-A2, 5.935% due 2/15/2034                        $  5,313,343     1.2%
         Obligations*                        Fannie Mae:
                                  331,510       6.50% due 9/01/2006 (c)                                    340,714     0.1
                                8,182,430       7.50% due 6/01/2008 - 8/01/2016                          8,746,110     2.0
                                1,350,833       5.50% due 2/01/2009 (c)                                  1,387,578     0.3
                                1,682,026       6% due 2/01/2009 (c)                                     1,727,759     0.4
                               15,629,735       7% due 9/01/2014 - 11/01/2017                           16,647,950     3.8
                                6,187,408       6.50% due 11/01/2016 - 6/01/2017                         6,528,573     1.5
                               11,034,680       5% due 2/01/2017                                        11,179,201     2.5
                               13,301,983       5.50% due 9/01/2017 - 11/01/2017                        13,711,755     3.1
                               13,029,530       7.50% due 11/01/2026 - 8/01/2032                        13,904,850     3.2
                                3,538,973       6.50% due 2/01/2029 - 4/01/2031                          3,690,993     0.8
                                8,333,667       7% due 5/01/2029 - 7/01/2032                             8,797,215     2.0
                               10,232,890       8% due 11/01/2030 - 7/01/2032                           11,030,690     2.5
                                2,859,642       6% due 12/01/2032                                        2,938,733     0.7
                                             Freddie Mac--Gold Program:
                                9,822,641       4% due 9/01/2008 (c)                                     9,950,716     2.3
                                8,353,542       4.50% due 4/01/2010 (c)                                  8,459,312     1.9
                                3,481,827       7% due 11/01/2015 - 12/01/2016                           3,697,405     0.8
                               16,903,292       6.50% due 12/01/2015 - 6/01/2017                        17,791,525     4.0
                               14,609,458       6% due 4/01/2016 - 4/01/2017                            15,244,921     3.5
                                5,000,000       4.50% due 11/01/2018                                     4,963,170     1.1
                                1,152,403       6.50% due 4/01/2029 - 9/01/2030                          1,203,236     0.3

                                             Total Investments in Fixed Rate
                                             Mortgage-Backed Obligations
                                             (Cost--$165,636,874)                                      167,255,749    38.0

         U.S. Government &                   Fannie Mae:
         Agency Obligations    10,000,000       7% due 7/15/2005                                        10,812,300     2.5
                                5,000,000       2.625% due 11/15/2006                                    4,971,815     1.1
                               10,000,000       6.625% due 10/15/2007                                   11,217,370     2.6
                                             Federal Home Loan Bank:
                               11,000,000       4.75% due 6/28/2004                                     11,222,365     2.6
                               10,000,000       4.125% due 1/14/2005                                    10,281,760     2.3
                               14,000,000       3.25% due 8/15/2005                                     14,284,368     3.3
                                5,000,000       5.125% due 3/06/2006                                     5,291,275     1.2
                                4,500,000       1.875% due 6/15/2006                                     4,425,804     1.0
                                4,500,000       2.75% due 3/14/2008                                      4,387,401     1.0
                                             U.S. Treasury Notes:
                               10,500,000       2.875% due 6/30/2004                                    10,607,047     2.4
                               12,000,000       1.75% due 12/31/2004                                    12,037,968     2.7
                               10,000,000       1.625% due 4/30/2005 (b)                                 9,995,310     2.3
                                5,500,000       6.75% due 5/15/2005                                      5,900,037     1.3
                                5,000,000       1.625% due 10/31/2005                                    4,966,015     1.1
                                6,000,000       7% due 7/15/2006                                         6,703,830     1.5
                                8,000,000       2.375% due 8/15/2006                                     7,994,064     1.8
                                7,000,000       3.25% due 8/15/2007                                      7,090,237     1.6
                                5,000,000       2.625% due 5/15/2008                                     4,884,180     1.1

                                             Total Investments in U.S. Government &
                                             Agency Obligations (Cost--$146,545,005)                   147,073,146    33.4


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003


Schedule of Investments (concluded)
                                                                                                    Value        Percent of
                              Face Amount    Short-Term Securities                            (in U.S. Dollars)  Net Assets
         Repurchase           $19,500,000    Morgan Stanley & Co., Inc, purchased
         Agreements                          on 11/28/2003 to yield 1.03% to
                                             12/01/2003, repurchase price $19,501,674,
                                             collateralized by FNMA, 3.68% due 1/1/2026             $   19,500,000     4.4%

                                             Total Short-Term Securities
                                             (Cost--$19,500,000)                                        19,500,000     4.4

         Total Investments (Cost--$436,330,211)                                                        438,214,060    99.5
         Variation Margin on Financial Futures Contracts****                                               128,906     0.0
         Other Assets Less Liabilities                                                                   2,266,768     0.5
                                                                                                    --------------   ------
         Net Assets                                                                                 $  440,609,734   100.0%
                                                                                                    ==============   ======

(a)Real Estate Mortgage Investment Conduits (REMIC).

(b)All or a portion of security held as collateral in connection with open financial futures contracts.

(c)Represents balloon mortgages that amortize on a 30-year schedule and have seven-year maturities.

(d)The security may be offered and sold to "qualified institutional buyers" under rule 144A of the Securities Act of 1933.

*Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

**Asset-backed obligations are backed by notes or receivables against assets such as credit cards and autos.

***Adjustable Rate Obligations have coupon rates which reset periodically.

****Financial futures contracts sold as of November 30, 2003 were as follows:

Number of                   Expiration       Face        Unrealized
Contracts      Issue           Date         Value            Losses

  275      U.S. Treasury     December
               Notes           2003      $30,618,563    $  (86,906)
                                                        -----------
Total Unrealized Losses--Net                            $  (86,906)
                                                        ===========

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003


Statement of Assets and Liabilities

As of November 30, 2003
Assets

               Investments, at value (identified cost--$436,330,211)                                        $   438,214,060
               Cash                                                                                                 260,631
               Receivables:
                  Interest                                                                $     2,528,230
                  Capital shares sold                                                             794,501
                  Variation margin                                                                128,906
                  Principal paydowns                                                               27,466         3,479,103
                                                                                          ---------------
               Prepaid registration fees                                                                             63,877
                                                                                                            ---------------
               Total assets                                                                                     442,017,671
                                                                                                            ---------------

Liabilities

               Payables:
                  Capital shares redeemed                                                         827,097
                  Dividends to shareholders                                                       237,605
                  Investment adviser                                                              134,477
                  Distributor                                                                      84,665
                  Other affiliates                                                                  4,025         1,287,869
                                                                                          ---------------
               Accrued expenses and other liabilities                                                               120,068
                                                                                                            ---------------
               Total liabilities                                                                                  1,407,937
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   440,609,734
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Common Stock, $.10 par value, 200,000,000 shares
               authorized                                                                                   $        45,429
               Class A1 Shares of Common Stock, $.10 par value, 200,000,000 shares
               authorized                                                                                         1,289,759
               Class B Shares of Common Stock, $.10 par value, 600,000,000 shares
               authorized                                                                                            14,557
               Class B1 Shares of Common Stock, $.10 par value, 200,000,000 shares
               authorized                                                                                           880,859
               Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                           130,494
               Class C1 Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                         1,419,176
               Class I Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                           871,458
               Paid-in capital in excess of par                                                                 455,344,877
               Accumulated investment income--net                                         $         1,329
               Accumulated realized capital losses on investments--net                       (21,185,147)
               Unrealized appreciation on investments--net                                      1,796,943
                                                                                          ---------------
               Total accumulated losses--net                                                                   (19,386,875)
                                                                                                            ---------------
               Net Assets                                                                                   $   440,609,734
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $4,514,972 and 454,287 shares outstanding                    $          9.94
                                                                                                            ===============
               Class A1--Based on net assets of $121,789,712 and 12,897,591 shares
                         outstanding                                                                        $          9.44
                                                                                                            ===============
               Class B--Based on net assets of $1,448,225 and 145,568 shares outstanding                    $          9.95
                                                                                                            ===============
               Class B1--Based on net assets of $83,148,877 and 8,808,592 shares
                         outstanding                                                                        $          9.44
                                                                                                            ===============
               Class C--Based on net assets of $12,980,476 and 1,304,937 shares
                        outstanding                                                                         $          9.95
                                                                                                            ===============
               Class C1--Based on net assets of $134,089,782 and 14,191,756 shares
                         outstanding                                                                        $          9.45
                                                                                                            ===============
               Class I--Based on net assets of $82,637,690 and 8,714,580 shares
                        outstanding                                                                         $          9.48
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003


Statement of Operations

For the Six Months Ended November 30, 2003
Investment Income

               Interest                                                                                     $     8,611,223

Expenses

               Investment advisory fees                                                   $       901,342
               Account maintenance and distribution fees--Class C1                                277,218
               Account maintenance and distribution fees--Class B1                                186,390
               Accounting services                                                                 95,410
               Registration fees                                                                   80,913
               Transfer agent fees--Class C1                                                       72,421
               Account maintenance fees--Class A1                                                  64,237
               Transfer agent fees--Class A1                                                       58,060
               Transfer agent fees--Class B1                                                       49,997
               Transfer agent fees--Class I                                                        39,588
               Professional fees                                                                   37,301
               Custodian fees                                                                      29,651
               Printing and shareholder reports                                                    27,721
               Directors' fees and expenses                                                        10,815
               Account maintenance and distribution fees--Class C                                   9,714
               Pricing fees                                                                         6,886
               Transfer agent fees--Class C                                                         1,155
               Account maintenance and distribution fees--Class B                                   1,144
               Account maintenance fees--Class A                                                      472
               Transfer agent fees--Class A                                                           176
               Transfer agent fees--Class B                                                           153
               Other                                                                               14,351
                                                                                          ---------------
               Total expenses before waiver                                                     1,965,115
               Waiver of expenses                                                                (19,606)
                                                                                          ---------------
               Total expenses after waiver                                                                        1,945,509
                                                                                                            ---------------
               Investment income--net                                                                             6,665,714
                                                                                                            ---------------

Realized & Unrealized Loss on Investments--Net

               Realized losson investments--net                                                                 (4,321,737)
               Change in unrealized appreciation on investments--net                                            (4,516,829)
                                                                                                            ---------------
               Total realized and unrealized loss on investments--net                                           (8,838,566)
                                                                                                            ---------------
               Net Decrease in Net Assets Resulting from Operations                                         $   (2,172,852)
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003


Statements of Changes in Net Assets
                                                                                           For the Six           For the
                                                                                          Months Ended          Year Ended
                                                                                          November 30,           May 31,
Increase (Decrease) in Net Assets:                                                             2003                2003
Operations

               Investment income--net                                                     $     6,665,714   $    12,700,862
               Realized loss on investments--net                                              (4,321,737)       (2,577,860)
               Change in unrealized appreciation on investments--net                          (4,516,829)         2,380,757
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations                (2,172,852)        12,503,759
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Investment Income--net:
                  Class A                                                                         (5,362)                --
                  Class A1                                                                    (1,994,494)       (3,890,026)
                  Class B                                                                         (3,821)                --
                  Class B1                                                                    (1,301,331)       (3,173,526)
                  Class C                                                                        (27,964)                --
                  Class C1                                                                    (1,933,104)       (2,913,010)
                  Class I                                                                     (1,399,638)       (2,724,300)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to shareholders            (6,665,714)      (12,700,862)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net increase (decrease) in net assets derived from capital share
               transactions                                                                  (14,283,803)       253,044,817
                                                                                          ---------------   ---------------

Net Assets

               Total decrease in net assets                                                  (23,122,369)       252,847,714
               Beginning of period                                                            463,732,103       210,884,389
                                                                                          ---------------   ---------------
               End of period*                                                             $   440,609,734   $   463,732,103
                                                                                          ===============   ===============
                  *Undistributed investment income--net                                   $         1,329   $         1,329
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003


Financial Highlights
                                                                                                                Class A

                                                                                                             For the Period
The following per share data and ratios have been derived                                                    September 29,
from information provided in the financial statements.                                                         2003++ to
                                                                                                              November 30,
Increase (Decrease) in Net Asset Value:                                                                           2003
Per Share Operating Performance

               Net asset value, beginning of period                                                         $         10.00
                                                                                                            ---------------
               Investment income--net                                                                                   .05
               Realized and unrealized loss on investments--net                                                       (.06)
                                                                                                            ---------------
               Total from investment operations                                                                       (.01)
                                                                                                            ---------------
               Less dividends from investment income--net                                                             (.05)
                                                                                                            ---------------
               Net asset value, end of period                                                               $          9.94
                                                                                                            ===============

Total Investment Return**

               Based on net asset value per share                                                                 (.14%)+++
                                                                                                            ===============

Ratios to Average Net Assets

               Expenses, net of waiver                                                                                .88%*
                                                                                                            ===============
               Expenses                                                                                               .88%*
                                                                                                            ===============
               Investment income--net                                                                                2.83%*
                                                                                                            ===============

Supplemental Data

               Net assets, end of period (in thousands)                                                     $         4,515
                                                                                                            ===============
               Portfolio turnover                                                                                    38.56%
                                                                                                            ===============

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003


Financial Highlights (continued)
                                                                                        Class A1++
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             November 30,              For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2003         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     9.62   $     9.59   $     9.47   $     9.40   $     9.49
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                               .15          .37          .47          .53          .50
               Realized and unrealized gain (loss)
               on investments--net                                (.18)          .03          .12          .07        (.09)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                   (.03)          .40          .59          .60          .41
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.15)        (.37)        (.47)        (.53)        (.50)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     9.44   $     9.62   $     9.59   $     9.47   $     9.40
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share            (0.34%)+++        4.20%        6.30%        6.53%        4.39%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver and excluding
               reorganization expenses                            .72%*         .72%         .75%        1.12%        1.21%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses, net of waiver                            .72%*         .72%         .75%        1.36%        1.21%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                           .72%*         .73%         .83%        1.36%        1.21%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            3.10%*        3.78%        4.81%        5.25%        5.24%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  121,790   $  131,302   $   72,863   $   35,673   $   11,466
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                38.56%       72.35%       73.70%       84.18%       41.63%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares and on September 29, 2003, Class A Shares were redesignated
Class A1 Shares.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003


Financial Highlights (continued)
                                                                                                                Class B

                                                                                                             For the Period
                                                                                                             September 29,
The following per share data and ratios have been derived                                                      2003++ to
from information provided in the financial statements.                                                        November 30,
Increase (Decrease) in Net Asset Value:                                                                           2003
Per Share Operating Performance

               Net asset value, beginning of period                                                         $         10.00
                                                                                                            ---------------
               Investment income--net                                                                                   .04
               Realized and unrealized loss on investments--net                                                       (.05)
                                                                                                            ---------------
               Total from investment operations                                                                       (.01)
                                                                                                            ---------------
               Less dividends from investment income--net                                                             (.04)
                                                                                                            ---------------
               Net asset value, end of period                                                               $          9.95
                                                                                                            ===============

Total Investment Return**

               Based on net asset value per share                                                                 (.08%)+++
                                                                                                            ===============

Ratios to Average Net Assets

               Expenses, net of waiver                                                                               1.34%*
                                                                                                            ===============
               Expenses                                                                                              1.34%*
                                                                                                            ===============
               Investment income--net                                                                                2.38%*
                                                                                                            ===============

Supplemental Data

               Net assets, end of period (in thousands)                                                     $         1,448
                                                                                                            ===============
               Portfolio turnover                                                                                    38.56%
                                                                                                            ===============

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003


Financial Highlights (continued)
                                                                                        Class B1++
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             November 30,              For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2003         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     9.62   $     9.59   $     9.48   $     9.41   $     9.49
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                               .13          .34          .44          .49          .45
               Realized and unrealized gain (loss)
               on investments--net                                (.18)          .03          .11          .07        (.08)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                   (.05)          .37          .55          .56          .37
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.13)        (.34)        (.44)        (.49)        (.45)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     9.44   $     9.62   $     9.59   $     9.48   $     9.41
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share            (0.50%)+++        3.89%        5.89%        6.11%        3.96%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver and excluding
               reorganization expenses                           1.03%*        1.03%        1.05%        1.51%        1.73%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses, net of waiver                           1.03%*        1.03%        1.05%        1.73%        1.73%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                          1.04%*        1.04%        1.17%        1.73%        1.73%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            2.79%*        3.49%        4.56%        4.95%        4.72%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   83,149   $  101,576   $   61,227   $   66,454   $   54,126
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                38.56%       72.35%       73.70%       84.18%       41.63%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Effective September 29, 2003, Class B Shares were redesignated
Class B1 Shares.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003


Financial Highlights (continued)
                                                                                                                Class C

                                                                                                             For the Period
                                                                                                             September 29,
The following per share data and ratios have been derived                                                      2003++ to
from information provided in the financial statements.                                                        November 30,
Increase (Decrease) in Net Asset Value:                                                                           2003
Per Share Operating Performance

               Net asset value, beginning of period                                                         $         10.00
                                                                                                            ---------------
               Investment income--net                                                                                   .04
               Realized and unrealized loss on investments--net                                                       (.05)
                                                                                                            ---------------
               Total from investment operations                                                                       (.01)
                                                                                                            ---------------
               Less dividends from investment income--net                                                             (.04)
                                                                                                            ---------------
               Net asset value, end of period                                                               $          9.95
                                                                                                            ===============

Total Investment Return**

               Based on net asset value per share                                                                 (.12%)+++
                                                                                                            ===============

Ratios to Average Net Assets

               Expenses, net of waiver                                                                               1.43%*
                                                                                                            ===============
               Expenses                                                                                              1.43%*
                                                                                                            ===============
               Investment income--net                                                                                2.30%*
                                                                                                            ===============

Supplemental Data

               Net assets, end of period (in thousands)                                                     $        12,980
                                                                                                            ===============
               Portfolio turnover                                                                                    38.56%
                                                                                                            ===============

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Commencement of operations.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003


Financial Highlights (continued)
                                                                                        Class C1++
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             November 30,              For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2003         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     9.63   $     9.60   $     9.48   $     9.41   $     9.49
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                               .13          .34          .44          .49          .44
               Realized and unrealized gain (loss)
               on investments--net                                (.18)          .03          .12          .07        (.08)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                   (.05)          .37          .56          .56          .36
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.13)        (.34)        (.44)        (.49)        (.44)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     9.45   $     9.63   $     9.60   $     9.48   $     9.41
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share            (0.50%)+++        3.90%        5.99%        6.11%        3.92%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver and excluding
               reorganization expenses                           1.03%*        1.02%        1.05%        1.51%        1.75%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses, net of waiver                           1.03%*        1.02%        1.05%        1.74%        1.75%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                          1.04%*        1.04%        1.14%        1.74%        1.75%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            2.78%*        3.44%        4.49%        4.96%        4.70%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  134,090   $  134,134   $   43,751   $   17,119   $   12,400
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                38.56%       72.35%       73.70%       84.18%       41.63%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Effective September 29, 2003, Class C Shares were redesignated
Class C1 Shares.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003


Financial Highlights (concluded)
                                                                                        Class I++
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             November 30,              For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2003         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     9.66   $     9.64   $     9.51   $     9.44   $     9.52
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                               .15          .38          .48          .54          .52
               Realized and unrealized gain (loss)
               on investments--net                                (.18)          .02          .13          .07        (.08)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                   (.03)          .40          .61          .61          .44
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.15)        (.38)        (.48)        (.54)        (.52)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     9.48   $     9.66   $     9.64   $     9.51   $     9.44
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share            (0.29%)+++        4.20%        6.52%        6.68%        4.76%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver and excluding
               reorganization expenses                            .62%*         .63%         .65%        1.00%         .95%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses, net of waiver                            .62%*         .63%         .65%        1.24%         .95%
                                                             ==========   ==========   ==========   ==========   ==========
               Expenses                                           .62%*         .63%         .73%        1.24%         .95%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            3.20%*        3.85%        4.91%        5.29%        5.50%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   82,638   $   96,720   $   33,043   $   18,470   $    1,147
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                38.56%       72.35%       73.70%       84.18%       41.63%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.

+++Aggregate total investment return.

See Notes to Financial Statements.


MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Short Term U.S. Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective September 29, 2003, Class A Shares were redesignated to Class A1 Shares, Class B Shares were redesignated to Class B1 Shares and Class C Shares were redesignated to Class C1 Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A, Class A1 and Class I are sold with a front-end sales charge. Shares of Class B, Class B1, Class C and Class C1 may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class A1, Class B, Class B1, Class C and Class C1 Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class B1, Class C and Class C1 Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003



Notes to Financial Statements (continued)


(b) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. As of November 30, 2003, no dollar rolls were in effect.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003



Notes to Financial Statements (continued)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid a monthly fee of .40%, on an annual basis, of the average daily value of the Fund's net assets. For the six months ended November 30, 2003, MLIM earned fees of $901,342, of which $19,606 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance       Distribution
                                  Fee                Fee

Class A                          .25%                 --
Class A1                         .10%                 --
Class B                          .25%               .50%
Class B1                         .10%               .30%
Class C                          .25%               .55%
Class C1                         .10%               .30%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class A1, Class B, Class B1, Class C and Class C1 shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class B1, Class C and Class C1 shareholders.

For the six months ended November 30, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                 FAMD             MLPF&S

Class A                        $3,911            $26,412
Class I                            29                181


For the six months ended November 30, 2003, MLPF&S received contingent deferred sales charges of $70,338 and $45,961 relating to transactions in Class B1 and Class C1 Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $9,938 relating to transactions subject to front-end sales charge waivers in Class I Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended November 30, 2003, the Fund reimbursed MLIM $5,163 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2003 were $167,803,835 and $165,962,744, respectively.

Net realized losses for the six months ended November 30, 2003 and net unrealized gains (losses) as of November 30, 2003 were as follows:

                                        Realized         Unrealized
                                          Losses     Gains (Losses)

Long-term investments            $   (4,097,643)    $     1,883,849
Financial futures contract             (224,094)           (86,906)
                                 ---------------    ---------------
Total                            $   (4,321,737)    $     1,796,943
                                 ===============    ===============


As of November 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $1,883,849, of which $3,366,082 related to appreciated securities and $1,482,233 related to depreciated securities. The aggregate cost of investments at November 30, 2003 for Federal income tax purposes was $436,330,211.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003



Notes to Financial Statements (continued)


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(14,283,803) and $253,044,817 for the six months ended November 30, 2003 and for the year ended May 31, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Period
September 29, 2003++ to                                      Dollar
November 30, 2003                         Shares             Amount

Shares sold                              496,464    $     4,942,277
Shares issued to shareholders
   in reinvestment of dividends              194              1,931
                                  --------------    ---------------
Total issued                             496,658          4,944,208
Shares redeemed                         (42,371)          (422,601)
                                  --------------    ---------------
Net increase                             454,287    $     4,521,607
                                 ===============    ===============

++Commencement of operations.



Class A1 Shares for the
Six Months Ended                                             Dollar
November 30, 2003++                       Shares             Amount

Shares sold                            3,854,881    $    36,843,192
Automatic conversion of shares           183,447          1,748,724
Shares issued to shareholders
   in reinvestment of dividends          110,479          1,050,309
                                  --------------    ---------------
Total issued                           4,148,807         39,642,225
Shares redeemed                      (4,895,132)       (46,588,035)
                                  --------------    ---------------
Net decrease                           (746,325)    $   (6,945,810)
                                  ==============    ===============

++Effective September 29, 2003, Class A Shares were redesignated
Class A1 Shares.



Class A1 Shares for the                                      Dollar
Year Ended May 31, 2003++                 Shares             Amount

Shares sold                           10,690,021    $   103,153,464
Automatic conversion of shares           342,658          3,304,109
Shares issued to shareholders
   in reinvestment of dividends          193,273          1,863,965
                                  --------------    ---------------
Total issued                          11,225,952        108,321,538
Shares redeemed                      (5,176,501)       (49,937,346)
                                  --------------    ---------------
Net increase                           6,049,451    $    58,384,192
                                  ==============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A Shares. In addition, effective September 29, 2003, Class A Shares were redesignated Class A1 Shares.



Class B Shares for the Period
September 29, 2003++ to                                      Dollar
November 30, 2003                         Shares             Amount

Shares sold                              163,139    $     1,628,087
Shares issued to shareholders
   in reinvestment of dividends              186              1,854
                                  --------------    ---------------
Total issued                             163,325          1,629,941
Shares redeemed                         (17,757)          (177,034)
                                  --------------    ---------------
Net increase                             145,568    $     1,452,907
                                  ==============    ===============

++Commencement of operations.



Class B1 Shares for the
Six Months Ended                                             Dollar
November 30, 2003++                       Shares             Amount

Shares sold                            1,125,048    $    10,721,188
Shares issued to shareholders
   in reinvestment of dividends          100,519            955,586
                                  --------------    ---------------
Total issued                           1,225,567         11,676,774
Automatic conversion of shares         (183,488)        (1,748,724)
Shares redeemed                      (2,791,811)       (26,533,511)
                                  --------------    ---------------
Net decrease                         (1,749,732)    $  (16,605,461)
                                  ==============    ===============


++Effective September 29, 2003, Class B Shares were redesignated
Class B1 Shares.



Class B1 Shares for the                                      Dollar
Year Ended May 31, 2003++                 Shares             Amount

Shares sold                            7,886,950    $    76,105,065
Shares issued to shareholders
   in reinvestment of dividends          224,959          2,168,961
                                  --------------    ---------------
Total issued                           8,111,909         78,274,026
Automatic conversion of shares         (342,681)        (3,304,109)
Shares redeemed                      (3,594,357)       (34,669,019)
                                  --------------    ---------------
Net increase                           4,174,871    $    40,300,898
                                  ==============    ===============

++Effective September 29, 2003, Class B Shares were redesignated
Class B1 Shares.



Class C Shares for the Period
September 29, 2003++ to                                      Dollar
November 30, 2003                         Shares             Amount

Shares sold                            1,322,318    $    13,190,605
Shares issued to shareholders
   in reinvestment of dividends            1,432             14,280
                                  --------------    ---------------
Total issued                           1,323,750         13,204,885
Shares redeemed                         (18,813)          (187,592)
                                  --------------    ---------------
Net increase                           1,304,937    $    13,017,293
                                  ==============    ===============

++Commencement of operations.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003



Notes to Financial Statements (concluded)



Class C1 Shares for the
Six Months Ended                                             Dollar
November 30, 2003++                       Shares             Amount

Shares sold                            2,369,827    $    22,680,295
Shares issued to shareholders
   in reinvestment of dividends          130,960          1,245,953
                                  --------------    ---------------
Total issued                           2,500,787         23,926,248
Shares redeemed                      (2,238,566)       (21,295,381)
                                  --------------    ---------------
Net increase                             262,221    $     2,630,867
                                  ==============    ===============

++Effective September 29, 2003, Class C Shares were redesignated
Class C1 Shares.



Class C1 Shares for the                                      Dollar
Year Ended May 31, 2003++                 Shares             Amount

Shares sold                           12,006,342    $   115,978,728
Shares issued to shareholders
   in reinvestment of dividends          179,683          1,733,793
                                  --------------    ---------------
Total issued                          12,186,025        117,712,521
Shares redeemed                      (2,813,764)       (27,168,228)
                                  --------------    ---------------
Net increase                           9,372,261    $    90,544,293
                                  ==============    ===============

++Effective September 29, 2003, Class C Shares were designated Class
C1 Shares.



Class I Shares for the
Six Months Ended                                             Dollar
November 30, 2003                         Shares             Amount

Shares sold                            1,987,421    $    18,994,421
Shares issued to shareholders
   in reinvestment of dividends           45,348            433,168
                                  --------------    ---------------
Total issued                           2,032,769         19,427,589
Shares redeemed                      (3,325,949)       (31,782,795)
                                  --------------    ---------------
Net decrease                         (1,293,180)    $  (12,355,206)
                                  ==============    ===============



Class I Shares for the                                       Dollar
Year Ended May 31, 2003++                 Shares             Amount


Shares sold                           10,511,628    $   101,929,334
Shares issued to shareholders
   in reinvestment of dividends           83,139            805,295
                                  --------------    ---------------
Total issued                          10,594,767        102,734,629
Shares redeemed                      (4,016,349)       (38,919,195)
                                  --------------    ---------------
Net increase                           6,578,418    $    63,815,434
                                  ==============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the six months ended November 30, 2003.


6. Capital Loss Carryforward:
On May 31, 2003, the Fund had a net capital loss carryforward of $14,237,370 of which $4,673,110 expires in 2004, $251,490 expires in
2005, $5,459,968 expires in 2006, $2,445,975 expires in 2007,
$116,161 expires in 2008, $234,065 xpires in 2009, $601,573 expires in 2010 and $455,028 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOVEMBER 30, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Short Term U.S. Government Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Short Term U.S. Government Fund, Inc.


Date: January 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Short Term U.S. Government Fund, Inc.


Date: January 21, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Short Term U.S. Government Fund, Inc.


Date: January 21, 2004




Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.